UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

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                               Hughes Supply, Inc.
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                (Name of Registrant as Specified in its Charter)


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THIS FILING CONSISTS A MEMORANDUM SENT TO EMPLOYEES REGARDING THE PROPOSED
MERGER.


TO:  All Hughes Supply Employees

FROM: Tom Morgan, President and CEO

DATE: January 20, 2006

RE:  Employee Update

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In the 10 days since we announced our plan to combine our organization with The
Home Depot(R), there has been a great deal of excitement and speculation from employees, investors, media and the community at large. We promised to deliver information to you as frequently and comprehensively as we could.

TIMELY AND ACCURATE EMPLOYEE COMMUNICATIONS CONTINUES TO BE OF CRITICAL IMPORTANCE. Last week, all Hughes managers were asked to talk with their respective teams to share the information we had to date, and answer questions as best we can at this stage. I cannot emphasize enough how important it is that every single employee in our organization is informed and connected. Due to the fact that there are a great deal of decisions to be made, and our adherence to legal and regulatory guidelines, we may not have all of the answers you are looking for right now. We will, however, continue sharing information as soon as it becomes available, and ask that you communicate any concerns you may have to your manager.

THE INTEGRATION PROCESS IS MOVING FORWARD AT AN AMBITIOUS PACE. Days after the initial announcement, a dedicated Integration Management Office was created and a team of integration leaders was appointed to plan and coordinate the combination of our businesses. Our Hughes Integration team met for the first time this morning to begin developing a strategy to execute the integration of our businesses and corporate functions. These team leaders will need the support of all of our people, and may be calling on your expertise in the near future. I urge you to assist their efforts to the best of your abilities.

THE HOME DEPOT HAS BEEN EXTREMELY POSITIVE IN COMMUNICATING OUR MERGER AS A KEY COMPONENT FOR DRIVING GROWTH AND OPPORTUNITY FOR OUR BUSINESSES, OUR EMPLOYEES AND OUR CUSTOMERS. Yesterday, The Home Depot hosted its annual investor meeting, discussed the addition of Hughes Supply as an exciting component of their business strategy and cited our addition as a critical part of their aggressive growth plans. In a press release issued yesterday, Chairman, President and CEO Bob Nardelli said:

"We are poised for dramatic growth over the next five years across our business. Our planned acquisition of Hughes Supply is a great example of how we are rapidly replicating in the professional market the same type of transformation that we brought to the home improvement retail market."

During the investor conference, The Home Depot executive leadership team said that together, "We will be well-positioned in a huge, fragmented market and will have an unparalleled national footprint...900+ locations. In every business there is plenty of room to grow and accelerate into new geographies and new business portfolios while offering a compelling customer experience."

Prior to the Hughes Supply acquisition announcement, their sales growth was projected at 9-12%. Assuming the acquisition closes near the end of the first quarter or at the beginning of the second quarter, they project 14-17% sales growth in 2006.

If you are interested in learning more, I encourage you to visit The Home Depot web site, listen to yesterday's investor conference and read their recent press releases. Click on "Events and Presentations" and "News Releases."

http://ir.homedepot.com/index.cfm
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This positive communication is occurring with the media as well. For example,
Joe DeAngelo, Executive Vice President of Home Depot Supply, spoke to MarketWatch yesterday, describing the acquisition as "a great marriage that gives Home Depot new platforms, diversification and access to a market that's twice the size of the do-it-yourself consumer business."

Listen to the complete interview via the following link:

http://www.marketwatch.com/tvradio/playerfull.asp?siteid=yhoo&dist=yhooBB&guid=%
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7BCB914BA1%2D17DA%2D4755%2D9487%2D2FDF40EE4EA7%7D
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I hope you share the excitement about the opportunities ahead. I will communicate more information to you as soon as it becomes available.

ACTION: Please share this information with all Hughes Supply employees.

In connection with the proposed merger, Hughes Supply will file a proxy statement with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Hughes Supply at the Securities and Exchange Commission's Web site at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free from Hughes Supply by directing such request to Hughes Supply, Attention: Investor Relations, telephone: (407) 822-2139.

Hughes Supply and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning the interests of Hughes Supply's participants in the solicitation is set forth in Hughes Supply's proxy statement dated April 18, 2005 relating to its 2005 Annual Meeting of Stockholders, previously filed with the Securities and Exchange Commission, and in the proxy statement relating to the merger when it becomes available.